Exhibit 99.1 NASDAQ: ISTR 1

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to, among other www.investarbank.com things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” NASDAQ: ISTR “anticipates,” or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the We encourage everyone to visit future plans, estimates or expectations by the Company will be achieved. Such forward-looking the Investors Section of our statements are subject to various risks and uncertainties and assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity. If website at www.investarbank.com, one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those where we have posted additional indicated in these statements. The Company does not undertake any obligation to publicly update or important information such as review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those press releases and SEC filings. indicated by the forward-looking statements. These factors include, but are not limited to, the following, any one or more of which could materially affect the outcome of future events: • business and economic conditions generally and in the financial services industry in particular, We intend to use our website to whether nationally, regionally or in the markets in which we operate; expedite public access to time- • our ability to achieve organic loan and deposit growth, and the composition of that growth; • our ability to integrate and achieve anticipated cost savings from our acquisitions; critical information regarding the • changes (or the lack of changes) in interest rates, yield curves and interest rate spread relationships that affect our loan and deposit pricing; Company in advance of or in lieu • the extent of continuing client demand for the high level of personalized service that is a key of distributing a press release or a element of our banking approach as well as our ability to execute our strategy generally; • our dependence on our management team, and our ability to attract and retain qualified personnel; filing with the SEC disclosing the • changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; same information. • inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; • the concentration of our business within our geographic areas of operation in Louisiana; and • concentration of credit exposure. These factors should not be construed as exhaustive. Additional information on these and other risk factors can be found in Item 1A. “Risk Factors” and Item 7. “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission. 2

ADDITIONAL INFORMATION FOR INVESTORS AND SHAREHOLDERS The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed acquisition of Mainland Bank, the Company has filed a registration statement on Form S-4 with the SEC. The registration statement includes a proxy statement of Mainland Bank, and constitutes a prospectus of the Company, which Mainland Bank has provided to its shareholders. INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE COMPANY, THE BANK, MAINLAND BANK AND THE PROPOSED TRANSACTIONS. These and other documents relating to the merger filed by the Company can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing the “Investor Relations” section of the Company’s website at www.investarbank.com. Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to: Attn: Investor Relations, Investar Holding Corporation, P.O. Box 84207, Baton Rouge, Louisiana 70884-4207, or by calling (225) 227-2222. This presentation does not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation or an offer to buy any securities. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirement of Section 10 of the Securities Act of 1933, as amended. 3

COMPANY PROFILE AS OF DECEMBER 31, 2018 Market Data Financial Highlights Shares Outstanding 9,484,219 Assets $1.8 billion Market Cap $235.2 million Net Loans $1.4 billion Price per Share $24.80 Deposits $1.4 billion Dividend Yield (YTD) 0.69% Tangible Equity(1) $162.5 million Price/ Tangible Book Value 144.8% TE/TA(1) 9.20% Price/LTM EPS $17.59 Net Income $13.6 million ROAA 0.81% Core ROAA(1) 0.95% ROAE 7.68% NPAs/Assets 0.54% Net Interest Margin 3.61% Cost of Funds 1.29% (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 4

SENIOR MANAGEMENT John J. D’Angelo, • Founding President and Chief Executive Officer President & CEO • New Orleans native; graduate of Louisiana State University • Prior to founding Investar, Mr. D’Angelo was president and director of Aegis Lending Corporation, a mortgage lending company with operations in 46 states and the District of Columbia • Previously, Mr. D’Angelo held various senior positions at Hibernia National Bank (the predecessor to Capital One Bank, N.A.), focusing on the East Baton Rouge Parish, Louisiana, market • Current ownership of 1.9% Christopher L. Hufft, • Joined the Bank in February 2014 as Chief Accounting Officer, and assumed the Chief Financial Officer role of Chief Financial Officer in October of 2015. • Prior to joining the Bank, Mr. Hufft served for 9 years as the Vice President of Accounting at Amedisys, Inc., a publicly-traded home health and hospice company • Mr. Hufft, a licensed certified public accountant, also spent seven years in public accounting, serving both public and privately-held clients in the banking, healthcare and manufacturing sectors • B.S. Accounting – Louisiana State University Travis M. Lavergne, • Served as Executive Vice President and Chief Credit Officer since March, 2013 Chief Credit Officer and Chief Risk Management Officer since joining in July 2012 • Prior to joining the Bank, Mr. Lavergne was a Senior Examiner at the Louisiana Office of Financial Institutions from September 2005 to July 2012 • B.S. Finance – Louisiana State University • M.B.A. Southeastern Louisiana University 5

ACCOMPLISHMENTS SINCE IPO Since IPO in June 2014, Investar has experienced significant progress: Further Established in Four Key Louisiana Markets Shifted from Consumer Loans to C&I and CRE Focus Maintained High Quality Organic Loan Growth Transitioned from Transactional Banking to Relationship Banking Continued to Add Experienced Bankers in Key Areas Completed Acquisitions on July 1, 2017 and December 1, 2017 6

INVESTAR TIMELINE 2018 Opened additional branch in our Baton Rouge market 2014 Completed initial public offering 2012 Entered the New Orleans market 2006 Chartered with an initial capitalization of $10.1 million 2011 2013 2017 Acquired South Entered the Acquired Louisiana Lafayette market Citizens Business Bank Bancshares Acquired First Community Bank Acquired BOJ Bancshares, Inc. Note: Bank level data shown for 2006 through 2012 (holding company incorporated in 2013) 7

INVESTAR SNAPSHOT

Company overview

- Chartered as a de novo commercial bank in June 2006 by John J. D'Angelo, the current President and Chief Executive Officer
- Completed initial public offering of 3.3 million shares in July 2014, generating net proceeds of $41.7 million
- Headquartered in Baton Rouge, LA, ISTR offers a wide range of commercial banking products to meet the needs of small to medium-sized businesses
- Completed acquisition of Citizens Bancshares, Inc. ("Citizens") on July 1, 2017 and completed the acquisition of BOJ Bancshares, Inc. ("BOJ") on December 31, 2017.
- ISTR currently operates 21 full service banking offices, including the 3 branch locations acquired from Citizens and 5 branch locations acquired from BOJ, located throughout its primary markets of Baton Rouge, New Orleans, Lafayette, and Hammond, Louisiana.
- Pro Forma for the Citizens and BOJ acquisitions, ISTR is ranked 13th in the Louisiana market with $1.2 billion of total deposits as of June 30, 2017, and 8th for those headquartered in Louisiana
- Experienced management team that has generated strong organic growth complemented by three successful acquisitions since 2011
- Strong capital position and disciplined credit philosophy
- ISTR had 255 full-time equivalent employees as of December 31, 2018

Financial highlights

	As of and for the Year Ended 2016	2017	2018
Balance Sheet			
Total Assets	$1,159	$1,623	$1,786
Gross Loans	$894	$1,259	$1,401
Total Deposits	$908	$1,225	$1,362
Total Equity	$113	$173	$182
Profitability			
ROAA	0.71%	0.01%	0.81%
Net Interest Margin	3.32%	0.03%	3.61%
Efficiency Ratio(1)	66.25%	69.80%	67.89%
Capital			
TCE/TA	9.48%	9.53%	9.20%
Total Risk-Based Ratio	12.47%	14.22%	13.46%
Asset Quality			
NPAs / Loans & OREO	0.67%	0.60%	0.68%
NCOs / Avg Loans	0.14%	0.07%	0.08%
NPLs / Loans	0.22%	0.29%	0.42%


Nacogdoches
MISSISSIPPI
LOUISIANA
Houston
New Orleans

Note: Dollars in millions, unless noted otherwise

(1) Efficiency ratio represents noninterest expenses divided by the sum of net interest income (before provision for loan losses) and noninterest income

8

ATTRACTIVE MARKETS

- ***Baton Rouge MSA***
  - Louisiana's second largest market by deposits and the state capital, which includes major industrial, medical, research, motion picture, and growing technology centers
- ***Hammond MSA***
  - Commercial hub of a large agricultural segment of Louisiana, bedroom community of New Orleans, and home to Southeastern Louisiana University with 8.24% household income growth projected from 2019 to 2024
- ***Lafayette MSA***
  - Louisiana's third largest city by population and deposits with 2.79% population growth projected from 2019 to 2024
- ***New Orleans MSA***
  - Louisiana's largest city by population and deposits and a hub of hospitality, healthcare, universities, and energy

Louisiana Deposit Market Share

Rank	Institution (ST)	Branches	Deposits in Market ($000)	Market Share (%)
1	Capital One Financial Corp.	121	17,319,189	16.98
2	JPMorgan Chase & Co.	128	17,047,173	16.71
3	Hancock Whitney Corp.	111	12,903,568	12.65
4	IBERIABANK Corp.	63	7,841,287	7.69
5	Regions Financial Corp.	99	7,285,163	7.14
6	Origin Bancorp Inc.	21	1,840,250	1.80
7	Home Bancorp Inc.	35	1,642,421	1.61
8	Business First Bancshares Inc.	24	1,593,684	1.56
9	Red River Bancshares Inc.	23	1,576,929	1.55
10	BancorpSouth Bank	29	1,490,853	1.46
11	Gulf Coast Bank and Trust Co.	20	1,465,117	1.44
12	First Guaranty Bancshares Inc.	22	1,418,590	1.39
13	MidSouth Bancorp Inc.	32	1,330,361	1.30
14	**Investar Holding Corp.**	**22**	**1,231,743**	**1.21**
15	Pedestal Bancshares Inc.	24	1,010,447	0.99
16	CB&T Holding Corp.	3	865,175	0.85
17	First Trust Corp.	12	801,265	0.79
18	Citizens National Bancshares Bossier Inc.	12	792,334	0.78
19	One American Corp.	25	765,099	0.75
20	Sabine Bancshares Inc.	47	737,071	0.72
	Total For Institutions In Market	**1,451**	**102,022,809**	

Market Share Opportunity


ISTR
3.5%
Small & Mid-size Banks
37.1%
Large Banks
59.4%

Baton Rouge:
Total Deposits: $20.5 Billion


ISTR
2.7%
Large Banks
20.5%
Small & Mid-size Banks
76.8%

Hammond:
Total Deposits: $1.9 Billion


ISTR
1.2%
Large Banks
22.0%
Small & Mid-size Banks
76.8%

Lafayette:
Total Deposits: $11.4 Billion


ISTR
0.3%
Small & Mid-size Banks
48.4%
Large Banks
51.2%

New Orleans:
Total Deposits: $34.1 Billion

Notes: Large banks defined as having over $50 billion in assets
Sources: S&P Global Market Intelligence; FDIC; Deposit data as of June 30, 2018

9

OPPORTUNISTIC ACQUISITIONS COMPLETED Branch map South Louisiana Business Bank • Announced: June 2011 • Closed: October 2011 • 1 Branch in Prairieville, LA • $31.5 million in gross loans and $38.6 million in deposits¹ First Community Bank • Announced: January 2013 • Closed: May 2013 • 2 Branches – Hammond and Mandeville, LA • $77.5 million in gross loans and $86.5 million in deposits¹ Citizens Bancshares, Inc. • Announced: March 2017 • Closed: July 2017 • Pricing: 128% of TBV, 100% cash • 3 Branches – Evangeline Parish, LA • $129.2 million in gross loans and $212.2 million in deposits¹ BOJ Bancshares, Inc. • Announced: August 2017 • Closed: December 2017 • Pricing: 132% of TBV; 80% stock, 20% cash • 5 Branches – East Baton Rouge Parishes, East Feliciana Parishes, and West Feliciana Parishes, LA • $102.4 million in gross loans and $125.8 million in deposits¹ Mainland Bank • Announced: October 2018 • 3 Branches – Texas City, Houston, and Dickinson, TX • Pricing – 100% stock • $87.7 million in gross loans and $113.0 million in deposits2 (1) Based on fair values at time of closing (2) At June 30, 2018 10

Total Assets (in millions) *Represents the compounded annual growth rate for the five years ended December 31, 2018 11

TotalTotal LoansLoans (in millions) 11.3% 40.9% 19.9%* 19.7%* * Growth % excludes Loans HFS 12

LOAN COMPOSITION 2016 2017 2018 Increase/(Decrease) (dollars in thousands) Amount % Amount % Amount % Amount % Mortgage loans on real estate Construction and land development $ 90,737 10.2% $ 157,667 12.5% $ 157,946 11.3% $ 279 0.2% 1-4 Family 177,205 19.8 276,922 22.0 287,137 20.5 10,215 3.7 Multifamily 42,759 4.8 51,283 4.1 50,501 3.6 (782) (1.5) Farmland 8,207 0.9 23,838 1.9 21,356 1.5 (2,482) (10.4) Commercial real estate Owner-occupied 180,458 20.2 272,433 21.6 298,222 21.3 25,789 9.5 Nonowner-occupied 200,258 22.4 264,931 21.0 328,782 23.5 63,851 24.1 Commercial and industrial 85,377 9.6 135,392 10.8 210,924 15.1 75,532 55.8 Consumer 108,425 12.1 76,313 6.1 45,957 3.3 (30,356) (39.8) Total loans $ 893,426 100.0% $ 1,258,779 100.0% $ 1,400,825 100.0% $ 142,046 11.3% 13

LOAN COMPOSITION December 31, 2018 Total Loans: $1.4 billion Yield on loans: 5.11% 48% of CRE is owner-occupied 14

LOAN COMPOSITION Business Lending Portfolio1 Total Business Lending Portfolio1: $509.1 million (1) Business lending portfolio includes owner-occupied CRE and C&I loans as of December 31, 2018 15

CREDIT METRICS NPAs / Total Loans + OREO Investar Peers¹ NCOs / Average Loans Investar Peers¹ (1) Peer group consists of UBPR peers produced by the FFIEC and defined by a combination of asset size, number of branches and location in a Metropolitan Statistical Area. 16

DISCIPLINED LENDING Reserves / Total Loans At December 31, 2018: • Reserves / Total Loans¹: 0.67% Reserves / NPLs Provision Expense / NCOs 17

DEPOSIT COMPOSITION AND GROWTH Deposit Composition ¹ ($1.4 billion) Cost of interest-bearing deposits: 1.09% Target: 20% of total deposits are noninterest-bearing Growth in noninterest-bearing deposits • Treasury Management • Small Business Banking 2018: 0.4% • Focus on Relationship Banking 2017: 99.8% • Strategic Acquisitions 2016: 19.9% (1) As of June 30, 2018 19

DEPOSIT COMPOSITION AND GROWTH Total Deposits *Represents the compounded annual growth rate for the five years ended December 31, 2018 20

FINANCIAL HIGHLIGHTS

Amounts in thousands, except share data	Year Ended December 31,			
	2015	2016	2017	2018
Financial Highlights				
Total Assets	$ 1,031,555	$ 1,158,960	$ 1,622,734	$ 1,786,469
Gross Loans[1]	825,950	893,846	1,258,779	1,400,825
Total Deposits	737,406	907,787	1,225,237	1,361,731
Total Stockholders' Equity	109,350	112,757	172,729	182,262
Shares Outstanding	7,264,282	7,101,851	9,514,926	9,484,219
Capital Ratios				
Tangible Equity / Tangible Assets[2]	10.32%	9.48%	9.53%	9.20%
Tier 1 Leverage Ratio	11.39%	10.10%	10.66%	9.81%
Total Capital Ratio	12.72%	12.47%	14.22%	13.46%
Asset Quality Ratios				
NPAs / Total Assets	0.30%	0.52%	0.46%	0.54%
NPLs / Loans	0.32%	0.22%	0.29%	0.42%
Loan Loss Reserves / Total Loans	0.82%	0.79%	0.63%	0.67%
Loan Loss Reserves / NPLs	254.2%	356.2%	214.4%	158.9%
NCOs / Avg Loans	0.05%	0.14%	0.07%	0.08%
Performance Ratios				
Net Income	$ 7,073	$ 7,880	$ 8,202	$ 13,606
ROAE	6.60%	6.99%	5.65%	7.68%
ROAA	0.77%	0.71%	0.62%	0.81%
Core ROAA[2]	0.76%	0.64%	0.69%	0.95%
Net Interest Margin	3.61%	3.32%	3.39%	3.61%
Efficiency Ratio[3]	68.72%	66.25%	69.80%	67.89%
Per Share Data				
Tangible Book Value per Share[2]	$ 14.62	$ 15.42	$ 16.06	$ 17.13
Diluted Earnings per Share	$ 0.97	$ 1.10	$ 0.96	$ 1.39

(1) Gross loans includes loans held for sale (HFS)
(2) Non-GAAP financial measure. See non-GAAP financial measures slides.
(3) Efficiency ratio represents noninterest expense divided by the sum of net interest income (before provision for loan losses) and noninterest income.

20

PERFORMANCE METRICS Net Interest Margin Margin(%) Interest Net Core Return on Average Assets 1 Core ROAA (%) ROAA Core (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 21

PERFORMANCE METRICS Expense Ratios 1 Avg. (%) Assets Avg. Core Efficiency (%) Ratio Core Efficiency Noninterest Expense / Noninterest December 31, 2014 2015 2016 2017 2018 Employees 179 165 152 258 255 Locations 11 11 10 20 21 (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 22

PROFITABILITY Net Income and Diluted Earnings Per Share perShare (Thousands) Income Net Net DilutedEarnings Core Diluted Earnings Per Share1 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 $0.34 $0.40 $0.40 $0.41 $0.45 (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 23

INVESTMENT OPPORTUNITY 1 Management • Legacy team with proven industry expertise tied to the Southern Louisiana region • Continue to add experienced bankers in new and existing markets 2 Market • Southern Louisiana focus with complementary new market expansion 3 Growth • Leverage existing infrastructure in core markets • Limited de novo branching • Opportunistic, disciplined acquisition strategy • Focus on relationship banking 4 Asset Quality • Loan portfolio diversity • Disciplined credit philosophy – legacy delinquencies less than 1% 5 Profitability • Expected to increase as investment in infrastructure has already been made 24

APPENDIX 25

NON-GAAP FINANCIAL MEASURES

Tangible equity, tangible book value per share, and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures. Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total stockholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names. The following table reconciles, as of the dates set forth below, stockholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

	December 31,				
Dollar values in thousands except per share amounts	2014	2015	2016	2017	2018
Total Stockholders' Equity - GAAP	$ 103,384	$ 109,350	$ 112,757	$ 172,729	$ 182,262
Adjustments					
Goodwill	2,684	2,684	2,684	17,086	17,424
Other Intangibles	532	491	550	2,840	2,363
Tangible Equity	$ 100,168	$ 106,175	$ 109,523	$ 152,803	$ 162,475
Total Assets - GAAP	$ 879,354	$ 1,031,555	$ 1,158,960	$ 1,622,734	$ 1,786,469
Adjustments					
Goodwill	2,684	2,684	2,684	17,086	17,424
Other Intangibles	532	491	550	2,840	2,363
Tangible Assets	$ 876,138	$ 1,028,380	$ 1,155,726	$ 1,602,808	$ 1,766,682
Total Shares Outstanding					
Book Value Per Share	$ 14.24	$ 15.05	$ 15.88	$ 18.15	$ 19.22
Effect of Adjustment	(0.45)	(0.43)	(0.46)	(2.09)	(2.09)
Tangible Book Value Per Share	$ 13.79	$ 14.62	$ 15.42	$ 16.06	$ 17.13
Total Equity to Total Assets	11.76%	10.60%	9.73%	10.64%	10.20%
Effect of Adjustment	(0.33)	(0.28)	(0.25)	(1.11)	(1.00)
Tangible Equity to Tangible Assets	11.43%	10.32%	9.48%	9.53%	9.20%

26

NON-GAAP FINANCIAL MEASURES

Dollar values in thousands except per share amounts		December 31, 2014	2015	2016	2017	2018
Net interest income	(x)	$ 26,694	$ 31,458	$ 34,739	$ 42,517	$ 57,370
Provision for loan losses		1,628	1,865	2,079	1,540	2,570
Adjusted net interest income after provision for loan losses		25,066	29,593	32,660	40,977	54,800
Noninterest income	(v)	5,860	8,344	5,468	3,815	4,318
Gain (loss) on sale of investment securities, net		(340)	(489)	(443)	(292)	(14)
Loss on sale of other real estate owned, net		(230)	105	(13)	(27)	24
(Loss) gain on sale of fixed assets, net		(3)	(15)	(1,266)	(127)	(98)
Change in the fair value of equity securities		-	-	-	-	267
Core noninterest income	(y)	5,287	7,945	3,746	3,369	4,497
Noninterest expense	(w)	24,384	27,353	26,639	32,342	41,882
Severance		-	(226)	(26)	(82)	(293)
Acquisition expense		-	-	-	(1,868)	(1,445)
Non-routine legal expense		-	-	-	-	(89)
Impairment on investment in tax credit entity		(690)	(54)	-	-	-
Customer reimbursements		-	-	(584)	-	-
Write down of other real estate owned		-	-	-	-	(567)
Core noninterest expense	(z)	23,694	27,073	26,029	30,392	39,488
Core earnings before income tax expense		6,659	10,465	10,377	13,954	19,809
Core income tax expense		2,184	3,456	3,258	4,758	3,809
Core earnings		$ 4,475	$ 7,009	$ 7,119	$ 9,196	$ 16,000
Efficiency ratio	(w)/(x+v)	74.90%	68.72%	66.25%	69.80%	67.89%
Core Efficiency ratio	(z)/(x+y)	74.09%	68.85%	67.63%	66.23%	63.83%
Core ROAA		0.61%	0.76%	0.64%	0.69%	0.95%
Average Assets		734,977	920,267	1,103,712	1,333,667	1,689,623

27

NON-GAAP FINANCIAL MEASURES

Dollar values in thousands except per share amounts		Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Net interest income	(a)	$ 12,817	$ 13,858	$ 14,320	$ 14,385	$ 14,807
Provision for loan losses		395	625	567	785	593
Net interest income after provision for loan losses		12,422	13,233	13,753	13,600	14,214
Noninterest income	(b)	962	1,072	1,193	1,217	836
Gain (loss) on sale of investment securities, net		(50)	-	(22)	(15)	23
Loss on sale of other real estate owned, net		5	-	4	-	20
(Loss) gain on sale of fixed assets, net		57	(90)	1	(9)	-
Change in the fair value of equity securities		-	-	(3)	(36)	306
Core noninterest income	(d)	974	982	1,173	1,157	1,185
Core earnings before noninterest expense		13,396	14,215	14,926	14,757	15,399
Noninterest expense	(c)	9,608	10,562	10,160	10,254	10,906
Severance		-	-	-	(293)	-
Acquisition expense		(819)	(1,104)	-	-	(341)
Non-routine legal expense		-	-	(89)	-	-
Write down of other real estate owned		-	-	-	-	(567)
Core noninterest expense	(e)	8,789	9,458	10,071	9,961	9,998
Core earnings before income tax expense		4,607	4,757	4,855	4,796	5,401
Core income tax expense		1,462	950	981	825	1,053
Core earnings before income tax expense		$ 3,145	$ 3,807	$ 3,874	$ 3,971	$ 4,348
Core basic earnings per share		0.35	0.40	0.40	0.42	0.46
Diluted earnings per share (GAAP)		$ 0.25	$ 0.25	$ 0.39	$ 0.41	$ 0.34
Change in the fair value of equity securities		-	-	-	-	0.03
(Loss) gain on sale of fixed assets, net		-	(0.01)	-	-	-
Severance		-	-	-	0.03	-
Acquisition expense		0.06	0.09	-	-	0.03
Write down of other real estate owned		-	-	-	-	0.05
Non-routine legal expense		-	-	0.01	-	-
Discrete tax benefit related to return-to-provision-adjustments		-	-	-	(0.03)	-
Tax reform related re-measurement charges to income tax expense		0.03	0.07	-	-	-
Core diluted earnings per share		$ 0.34	$ 0.40	$ 0.40	$ 0.41	$ 0.45
Efficiency ratio	(c)/(a+b)	69.73%	70.74%	65.49%	65.72%	69.72%
Core efficiency ratio	(e)/(a+d)	63.73%	63.73%	65.00%	64.09%	62.52%
Core return on average assets		0.81%	0.95%	0.94%	0.92%	0.98%
Core return on average equity		7.77%	8.90%	8.85%	8.81%	9.55%
Total average assets		$ 1,534,917	$ 1,629,277	$ 1,655,709	$ 1,705,733	$ 1,766,094
Total average stockholders' equity		160,485	173,467	175,801	178,735	180,682

28

INCOME STATEMENT

(dollars in thousands, except share data)	December 31, 2014	2015	2016	2017	2018
INTEREST INCOME					
Interest and fees on loans	$ 29,979	$ 35,076	$ 39,380	$ 47,863	$ 66,750
Interest on investment securities	1,339	2,189	3,565	5,055	6,608
Other interest income	50	75	207	428	533
TOTAL INTEREST INCOME	31,368	37,340	43,152	53,346	73,891
INTEREST EXPENSE					
Interest on deposits	4,273	5,250	7,182	8,050	11,394
Interest on borrowings	402	632	1,231	2,779	5,127
TOTAL INTEREST EXPENSE	4,675	5,882	8,413	10,829	16,521
NET INTEREST INCOME	26,694	31,458	34,739	42,517	57,370
PROVISION FOR LOAN LOSSES	1,628	1,865	2,079	1,540	2,570
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	25,066	29,593	32,660	40,977	54,800
NON-INTEREST INCOME					
Service charges on deposit accounts	305	380	343	767	1,453
Gain on sale of investment securities, net	340	489	443	292	14
Gain on sale of assets, net	3,682	4,278	1,684	154	74
Servicing fees and fee income on serviced loans	885	2,543	2,087	1,482	963
Other operating income	648	654	911	1,120	1,814
TOTAL NON-INTEREST INCOME	5,860	8,344	5,468	3,815	4,318
INCOME BEFORE NON-INTEREST EXPENSE	30,926	37,937	38,128	44,792	59,118
NON-INTEREST EXPENSE					
Salaries and employee benefits	14,565	16,398	15,609	18,681	25,469
Impairment on investment in tax credit entity	690	54	11	-	-
Operating expenses	9,129	10,901	11,019	13,661	16,413
TOTAL NON-INTEREST EXPENSE	24,384	27,353	26,639	32,342	41,882
INCOME BEFORE INCOME TAX EXPENSE	6,542	10,584	11,489	12,450	17,236
INCOME TAX EXPENSE	1,145	3,511	3,609	4,248	3,630
NET INCOME	$ 5,397	$ 7,073	$ 7,880	$ 8,202	$ 13,606
Basic earnings per share	$ 0.98	$ 0.98	$ 1.11	$ 0.96	$ 1.41
Diluted earnings per share	$ 0.93	$ 0.97	$ 1.10	$ 0.96	$ 1.39

29